================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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

                         MASSMUTUAL CORPORATE INVESTORS


                                     [LOGO]

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 25, 2008
                                  AT 2:00 P.M.


                                      PLACE
                                    OAK ROOM
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111



--------------------------------------------------------------------------------
  PLEASE DATE, FILL IN AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------
                                                                        MMCI2974

                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts



Dear Shareholder:

The 2008 Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 2:00 p.m., Eastern Time, on Friday, April 25, 2008. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the meeting, shareholders will be asked to elect three Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                         Sincerely,

                                         /s/ Roger W. Crandall
                                         ------------------------------------
                                         Roger W. Crandall
                                         CHAIRMAN

                         MASSMUTUAL CORPORATE INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF MASSMUTUAL CORPORATE INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 2:00 p.m., Eastern Time, for the following purposes:

(1) to elect as Trustees Michael H. Brown, Corine T. Norgaard, and Maleyne M. Syracuse for three-year terms, or until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the meeting or any adjournment thereof.

Holders of record of the shares of beneficial interest of the Trust at the close of business on February 25, 2008, are entitled to vote at the meeting or any adjournment thereof.

                                         By order of the
                                         Board of Trustees,

                                         /s/ Rodney J. Dillman
                                         ------------------------------------
                                         Rodney J. Dillman
                                         VICE PRESIDENT AND SECRETARY

Springfield, Massachusetts
March 24, 2008

                                 PROXY STATEMENT
                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors (the "Trust") for use at the Annual Meeting of its Shareholders ("Annual Meeting" or "Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 2:00 p.m., Eastern Time.

Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 26, 2008, to shareholders of record on February 25, 2008, the record date. The Trust's principal business office is MassMutual Corporate Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 25, 2008 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,274,012 shares outstanding on the record date. The Trust, to the best of its knowledge, is not aware of any beneficial owner of more than 5% of the outstanding shares of the Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the three nominees for election at the Annual Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.


                              ELECTION OF TRUSTEES

The Board of Trustees is currently comprised of nine Trustees with terms expiring in 2008, 2009, and 2010. The terms of Michael H. Brown, Corine T. Norgaard, and Maleyne M. Syracuse expire this year. The Trust's Nominating Committee nominated Mr. Brown and Dr. Norgaard for re-election as independent Trustees to the Board of Trustees for three-year terms, and has nominated Ms. Syracuse for election as an independent Trustee for a three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.

Information Concerning trustees, nominees for trustee and officers of the trust Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust, age, term of office and length of such term served, principal occupation during the past five years, certain other of the Trustees' directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Senior Officers along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Participation Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                         INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall* (43)    Trustee       3 years/      Executive Vice President     2       Trustee, Chairman (since 2005),
                         (since 2005)    1 year,       and Chief Investment                 President (2003-2005), and Vice
Massachusetts Mutual                     10 months     Officer (since 2005) and             President (2002-2003), of the Trust;
Life Insurance Company                                 Co-Chief Operating Officer           Director (since 2004), Babson Capital
1295 State Street          Chairman      1 year/       (since 2007) of MassMutual;          Europe Limited (an institutional
Springfield, MA 01111    (since 2005)    7 months      and Chairman (since 2005),           debt-fund manager); Director (since
                                                       President (2006-2007),               2004), Babson Capital Guernsey Limited
                                                       Chief Executive Officer              (an investment management company);
                                                       (since 2006), Vice Chairman          Non-Executive Director (since 2005),
                                                       (2005), Member of the Board          Baring Asset Management Limited (an
                                                       of Managers (since 2004),            investment manager/ adviser); Chairman
                                                       Member of the Board of               (since 2005), Cornerstone Real Estate
                                                       Directors (2003-2004), and           Advisers LLC (an investment adviser);
                                                       Managing Director (2000-             Director (since 2003), MassMutual
                                                       2005) of Babson Capital.             Corporate Value Partners Limited
                                                                                            (investment company); Director (since
                                                                                            2003), MassMutual Corporate Value
                                                                                            Limited (investment company); Director
                                                                                            (since 2005), MassMutual Holdings
                                                                                            (Bermuda) Ltd. (holding company);
                                                                                            Director (since 2004), MML Assurance,
                                                                                            Inc. (a New York insurance company);
                                                                                            Director (since 2005), Oppenheimer
                                                                                            Acquisition Corp. (holding company);
                                                                                            Director (since 2004), Jefferies Finance
                                                                                            LLC (a finance company); Director (since
                                                                                            2004), Great Lakes LLC (investment
                                                                                            company); Director (since 1999), SAAR
                                                                                            Holdings CDO Ltd. (investment company);
                                                                                            Chairman, Director, and Chief Executive
                                                                                            Officer (since 2006), MassMutual Capital
                                                                                            Partners (investment company); Director
                                                                                            (since 2006), Invicta Advisers LLC
                                                                                            (derivative trading company); Director
                                                                                            (since 2006), Invicta Capital LLC
                                                                                            (derivative trading company); Director
                                                                                            (since 2006), Invicta Credit LLC
                                                                                            (derivative trading company); Director
                                                                                            (since 2006), Invicta Holdings LLC
                                                                                            (derivative trading company); Director
                                                                                            (since 2006), MassMutual International
                                                                                            LLC (holding company); Trustee (since
                                                                                            2003), President (2003-2005), and
                                                                                            Chairman (since 2005), MMCI Subsidiary
                                                                                            Trust and MMPI Subsidiary Trust; and
                                                                                            Trustee (since 2005), Chairman (since
                                                                                            2005), President (2003-2005), and Vice
*  Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital     President (2002-2003), of MassMutual
   (as defined by the Investment Company Act of 1940, as amended) because of his position   Participation Investors (closed-end
   as an Officer of the Trust; and Chairman, Chief Executive Officer, and Member of the     investment company advised by Babson
   Board of Managers of Babson Capital.                                                     Capital).

                                                         INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal* (63)      Trustee       3 years/      President (2001-2003)        57        President (1999-2003) and Trustee
                         (since 2003)    10 months     of Babson Capital.                     (since 2003), of the Trust; Director
MassMutual                                                                                    (since 2006), Jefferies Group, Inc.
Corporate Investors                                                                           (financial services); Director (since
1500 Main Street                                                                              2003), Pemco Aviation Group, Inc.
Suite 600                                                                                     (aircraft maintenance and overhaul);
P.O. Box 15189                                                                                Director (since 2007), Scottish Re
Springfield, MA 01115-5189                                                                    Group Ltd. (global life reinsurance
                                                                                              specialist); Trustee (since 2003),
                                                                                              MassMutual Select Funds, formerly
                                                                                              MassMutual Institutional Funds, (an
                                                                                              open-end investment company advised
                                                                                              by MassMutual); Trustee (since 2003),
                                                                                              MML Series Investment Fund (an
                                                                                              open-end investment company advised
                                                                                              by MassMutual); Trustee (1998-2003),
                                                                                              Senior Vice President (1998-2001) and
                                                                                              President (2001-2003), MMCI
                                                                                              Subsidiary Trust and MMPI Subsidiary
                                                                                              Trust; and President (1999-2003),
                                                                                              Trustee (since 2003), MassMutual
                                                                                              Participation Investors (closed-end
                                                                                              investment company advised by Babson
                                                                                              Capital).

*  Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
   Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
   "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

6

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
William J. Barrett (68)    Trustee       2 years/      President (since 2002),      2         Trustee (since 2006), MassMutual
                         (since 2006)    10 months     Barrett-Gardner Associates,            Participation Investors (a closed-end
MassMutual                                             Inc. (investments); and                investment company advised by Babson
Corporate Investors                                    Senior Vice President                  Capital).
1500 Main Street                                       (1976-2002), Janney
Suite 600, P.O. Box 15189                              Montgomery Scott LLC
Springfield, MA 01115-5189                             (investments).



Donald E. Benson (77)*     Trustee       3 years/      Executive Vice President     2         Director (since 1997), MAIR Holdings,
                         (since 1986)    10 months     and Director (since 1992),             Inc. (commuter airline holding
MassMutual                                             Marquette Financial                    company); Director (since 1997),
Corporate Investors                                    Companies (financial                   First California Financial Group Inc.
1500 Main Street                                       services); Partner (since              (bank holding company); and Trustee
Suite 600, P.O. Box 15189                              1996), Benson Family                   (since 1988), MassMutual
Springfield, MA 01115-5189                             Limited Partnership No. 1              Participation Investors (closed-end
                                                       and Benson Family Limited              investment company advised by Babson
                                                       Partnership No. 2                      Capital).
                                                       (investment partnerships);
                                                       and Partner (1987-2004),
                                                       Benson, Pinckney, Oates
                                                       Partnership (building
                                                       partnership).

*  Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns .863% ($479,692.23 in value) of MassMutual High Yield Partners II LLC and 1.59% ($671,623.89 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Michael H. Brown (51)      Trustee       1 year/       Private Investor; and        2         Trustee (since 2005), MassMutual
                         (since 2005)    10 months     Managing Director (1994-               Participation Investors (a closed-end
MassMutual                                             2005), Morgan Stanley.                 investment company advised by Babson
Corporate Investors                                                                           Capital) and Independent Director
1500 Main Street                                                                              (since 2006), Invicta Holdings LLC
Suite 600, P.O. Box 15189                                                                     and its subsidiaries (a derivative
Springfield, MA 01115-5189                                                                    trading company owned indirectly by
                                                                                              MassMutual).

Donald Glickman (74) *     Trustee       3 years/      Chairman (since 1992),       2         Director (since 1984), Monro Muffler
                         (since 1992)    10 months     Donald Glickman and                    Brake, Inc. (automobile repair
MassMutual                                             Company, Inc. (private                 service); Director (since 1998), MSC
Corporate Investors                                    investments); and Partner              Software, Corp. (simulation
1500 Main Street                                       (since 1992), J.F. Lehman              software); and Trustee (since 1992),
Suite 600, P.O. Box 15189                              & Co. (private                         MassMutual Participation Investors
Springfield, MA 01115-5189                             investments).                          (closed-end investment company
                                                                                              advised by Babson Capital).


*  MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co.
   serve as the general partner and advisor and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $640,650 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

8

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Martin T. Hart (72)*       Trustee       3 years/      Private Investor; and        2         Director (since 2004), Texas
                         (since 1991)    1 year,       President and Director                 Roadhouse, Inc. (operates restaurant
MassMutual                               10 months     (since 1983), H                        chain); Director (since 1999),
Corporate Investors                                    Investment Company LLC                 ValueClick Inc. (internet advertising
1500 Main Street                                       (family partnership).                  company); Director (since 2002),
Suite 600, P.O. Box 15189                                                                     Spectranetics Corp. (medical device
Springfield, MA 01115-5189                                                                    company); and Trustee (since 1991),
                                                                                              MassMutual Participation Investors
                                                                                              (closed-end investment company
                                                                                              advised by Babson Capital).

Corine T. Norgaard (70)    Trustee       3 years/      President, (2004 - 2005),    34        Trustee (since 2005), MML Series
                         (since 1998)    2 years,      Thompson Enterprises Real              Investment Fund II (an open-end
MassMutual                               10 months     Estate Investment; and                 investment company advised by
Corporate Investors                                    Dean (1996-2004), Barney               MassMutual); Trustee (since 2004),
1500 Main Street                                       School of Business,                    MassMutual Premier Funds, formerly
Suite 600, P.O. Box 15189                              University of Hartford.                The DLB Fund Group (an openend
Springfield, MA 01115-5189                                                                    investment company advised by
                                                                                              MassMutual); Trustee (since 1993),
                                                                                              ING Series Fund (investment company);
                                                                                              Director (since 1992), ING Variable
                                                                                              Series Fund (investment company; and
                                                                                              Trustee (since 1998), MassMutual
                                                                                              Participation Investors (a closed-end
                                                                                              investment company advised by Babson
                                                                                              Capital).

Maleyne M. Syracuse (51)   Trustee       6 months/     Managing Director (2000-     2         Trustee (since 2007), MassMutual
                         (since 2007)    4 months**    2007), JP Morgan                       Participation Investors (a closed-end
MassMutual                                             Securities, Inc.                       investment company advised by Babson
Corporate Investors                                                                           Capital).
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189


*  Mr. Hart owns .879% ($488,138.89 in value) of MassMutual High Yield Partners II LLC and .7955% ($355,811.94 in value) of
   MassMutual Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

** Ms. Syracuse was appointed by the Board of Trustees to fill a newly created board seat on October 19, 2007.

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Clifford M. Noreen (50)   President       1 year/     President (since 2005) and Vice President (1993-2005) of the Trust; Vice
                                          7 months    Chairman (since 2007), Member of the Board of Managers (since 2006), and
MassMutual                                            Managing Director (since 2000), Babson Capital; Trustee (since 2005) and
Corporate Investors                                   President (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust;
1500 Main Street                                      and President (since 2005) and Vice President (1993-2005), MassMutual
Suite 600, P.O. Box 15189                             Participation Investors.
Springfield, MA 01115-5189

James M. Roy (45)         Vice            1 year/     Vice President and Chief Financial Officer (since 2005), Treasurer
                          President and   7 months    (2003-2005), and Associate Treasurer (1999-2003) of the Trust; Managing
MassMutual                Chief Financial             Director (since 2005) and Director (2000-2005), Babson Capital; Trustee
Corporate Investors       Officer                     (since 2005), Treasurer (since 2005), and Controller (2003-2005), MMCI
1500 Main Street                                      Subsidiary Trust and MMPI Subsidiary Trust; and Vice President and Chief
Suite 600, P.O. Box 15189                             Financial Officer (since 2005), Treasurer (2003-2005), and Associate
Springfield, MA 01115-5189                            Treasurer (1999-2003), MassMutual Participation Investors.

Rodney J. Dillman (55)    Vice            1 year/     Vice President, Secretary, and Chief Legal Officer (since 2006) of the
                          President,      7 months    Trust; Corporate Vice President and Associate General Counsel (since 2000),
MassMutual                Secretary, and              MassMutual; General Counsel and Secretary (since 2006), Babson Capital;
Corporate Investors       Chief Legal                 Secretary (since 2006), MMCI Subsidiary Trust and MMPI Subsidiary Trust;
1500 Main Street          Officer                     and Vice President, Secretary, and Chief Legal Officer (since 2006),
Suite 600, P.O. Box 15189                             MassMutual Participation Investors.
Springfield, MA 01115-5189

10

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John T. Davitt, Jr. (40)  Comptroller    1 year/      Comptroller (since 2001) of the Trust; Director (since 2000), Babson
                                         7 months     Capital; Controller (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary
MassMutual                                            Trust; and Comptroller (since 2001), MassMutual Participation Investors.
Corporate Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Melissa M. LaGrant (34)   Chief          1 year/      Chief Compliance Officer (since 2006) of the Trust; Managing Director
                          Compliance     7 months     (since 2005), Babson Capital; Vice President and Senior Compliance Trading
MassMutual                Officer                     Manager (2003-2005), Loomis, Sayles & Company, L.P.; Assistant Vice
Corporate Investors                                   President-Business Risk Management Group (2002-2003) and Assistant Vice
1500 Main Street                                      President-Investment Compliance (2001-2002), Zurich Scudder
Suite 600, P.O. Box 15189                             Investments/Deutsche Asset Management; and Chief Compliance Officer (since
Springfield, MA 01115-5189                            2006), MassMutual Participation Investors.

Ronald S. Talaia (39)     Treasurer      1 year/      Treasurer (since 2006) of the Trust; Director (since 2001), Babson Capital;
                                         7 months     and Treasurer (since 2006), MassMutual Participation Investors.
MassMutual
Corporate Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

Jill A. Fields (48)      Vice President  1 year/      Vice President (since 2006) of the Trust; Managing Director (since 2000),
                                         7 months     Babson Capital; Vice President (since 2006), MMCI Subsidiary Trust and MMPI
MassMutual                                            Subsidiary Trust; and Vice President (since 2006), MassMutual Participation
Corporate Investors                                   Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Michael P. Hermsen (47)  Vice President  1 year/      Vice President (since 1998) of the Trust; Managing Director (since 2000),
                                         7 months     Babson Capital; Vice President (since 2005), MMCI Subsidiary Trust and MMPI
MassMutual                                            Subsidiary Trust; and Vice President (since 1998), MassMutual Participation
Corporate Investors                                   Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Mary Wilson Kibbe (54)   Vice President  1 year/      Vice President (since 1992) of the Trust; Managing Director (since 2000),
                                         7 months     Babson Capital; and Vice President (since 1992), MassMutual Participation
MassMutual                                            Investors.
Corporate Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Klofas (47)   Vice President  1 year/      Vice President (since 1998) of the Trust; Managing Director (since 2000),
                                         7 months     Babson Capital; Vice President (since 2005), MMCI Subsidiary Trust and MMPI
MassMutual                                            Subsidiary Trust; and Vice President (since 1998), MassMutual Participation
Corporate Investors                                   Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Richard E. Spencer,      Vice President  1 year/      Vice President (since 2002) of the Trust; Managing Director (since 2000),
II (45)                                  7 months     Babson Capital; Vice President (since 2005), MMCI Subsidiary Trust and MMPI
                                                      Subsidiary Trust; and Vice President (since 2002), MassMutual Participation
MassMutual                                            Investors.
Corporate Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                    SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

As of December 31, 2007 the Trustees and Officers of the Trust as a group and individually beneficially owned less than one percent (1%) of the Trust's outstanding shares.

The table below sets forth information regarding the beneficial ownership* of the Trust's shares by each Trustee based on the market value of such shares as of December 31, 2007.


                    DOLLAR RANGES OF SHARES OWNED BY TRUSTEES

     NAME OF              DOLLAR RANGE                AGGREGATE DOLLAR RANGE
     NOMINEE/             OF SHARES                   OF SHARES IN THE FAMILY OF
     TRUSTEE              IN THE TRUST                INVESTMENT COMPANIES
     ---------------------------------------------------------------------------
     W. Barrett           Over $100,000               Over $100,000
     D. Benson            $50,001-$100,000 **         Over $100,000**
     M. Brown             $50,001-$100,000            $50,001-$100,000
     R. Crandall          Over $100,000***            Over $100,000***
     D. Glickman          Over $100,000               Over $100,000
     M. Hart              Over $100,000               Over $100,000
     R. Joyal             Over $100,000***            Over $100,000***
     C. Norgaard          $10,001-$50,000             $50,001-$100,000
     M. Syracuse          None                        None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

** Since December 31, 2007, Mr. Benson has transferred all of his Trust and MassMutual Participation Investors shares to a charitable trust. While Mr. Benson retains voting and investment control over these shares, he is no longer considered the "beneficial owner" of the shares for purposes of Rule 16a-1(a)(2).

*** Includes interest derived from the market value of Trust common shares represented in the Babson Capital and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

     INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and operates pursuant to a written Audit Committee Charter, which is available on the Trust's website, www.babsoncapital.com/ mci. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee are Donald E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2007, the Audit Committee held eight meetings.

The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act. This Committee reviews certain joint investment transactions between the Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the 1940 Act and Rule 1 7d- 1 thereunder. This Committee acts primarily by written consent (twelve consents were executed by Committee members, approving twenty-one investments during the past fiscal year.) The Committee also met twice informally during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving two investments and turning down one during the past fiscal year).

The Trust's Nominating Committee currently is comprised of the following
Trustees: William J. Barrett, Donald E. Benson, Michael H. Brown, Donald Glickman, Martin T. Hart, Corine T. Norgaard, and Maleyne M. Syracuse, none of whom is an "interested person" of the Trust, as defined in Section 2(a) (19) of the 1940 Act. A current copy of the Nominating Committee's Charter can be found on the Trust's website, www. babsoncapital.com/mci. This Committee met twice during fiscal year 2007.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting.

           TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

Pursuant to the Investment Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Mr. Crandall and Mr. Dillman, and Associate Secretaries Bradley J. Lucido and Jason M. Pratt whose compensation and expenses were paid by MassMutual.

Trustees who are not officers or employees of MassMutual or Babson Capital receive an annual retainer paid by the Trust of $14,000. The Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $2,500. Trustees also receive a fee of $2,250 for each meeting of the Board which they attend ($1,125 for each meeting conducted by telephone conference call). Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by teleconference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2007 was approximately $201,751.

The following table discloses the compensation paid to the Trust's Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2007. Each of the Trustees also serves as a Trustee of one other closed-end investment company, managed by Babson Capital, MassMutual Participation Investors. The Trust, MassMutual Participation Investors, MassMutual Premier Funds, MML Series Investment Fund, MassMutual Select Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex". The Trustees do not receive pension or retirement benefits.

     NAME OF                    AGGREGATE COMPENSATION       TOTAL COMPENSATION
     TRUSTEE                        FROM THE TRUST            FROM FUND COMPLEX
     ---------------------------------------------------------------------------
     William J. Barrett                 $26,125                    $44,875
     Donald E. Benson                    35,625                     63,875
     Michael H. Brown                    26,125                     44,875
     Roger W. Crandall                    None*                       None
     Donald Glickman                     26,125                     44,875
     Martin T. Hart                      34,125                     60,875
     Robert E. Joyal                      None*                     98,490**
     Corine T. Norgaard                  34,125                    180,075***
     Maleyne M. Syracuse ****             6,875                     11,625
     ---------------------------------------------------------------------------
     TOTAL                             $189,125                   $549,565
     ---------------------------------------------------------------------------

* No compensation is paid by the Trust to Trustees who are "interested persons" of the Trust.

** Mr. Joyal also serves as a Trustee of two open-end investment companies, MassMutual Select Funds and MML Series Investment Fund, both managed by MassMutual, the ultimate parent of Babson Capital. Mr. Joyal received $98,490 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Fund) for the fiscal year ended December 31, 2007.

*** Dr. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital.

**** Ms. Syracuse was appointed to the Board of Trustees on October 19, 2007.


                             AUDIT COMMITTEE REPORT

The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent registered public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with Management and KPMG LLP, the Trust's independent registered public accountants;

o Discussed with KPMG LLP those matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards); and

o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2007 and 2006 for the Trust and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2007 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2007, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

The Audit Committee appointed the firm of KPMG LLP as the Trust's auditor for the fiscal year ending December 31, 2008, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2008.


                     SUBMITTED BY THE AUDIT COMMITTEE OF THE
                                BOARD OF TRUSTEES

                     Donald E. Benson, Audit Committee Chair
                     Martin T. Hart, Audit Committee Member
                     Corine T. Norgaard, Audit Committee Member

FEBRUARY 11, 2008

The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.


                        THE TRUST'S INDEPENDENT AUDITORS

KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2007. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2008 financial statements and prepare the Trust's 2007 tax return.


                        FEES PAID TO INDEPENDENT AUDITORS

                            FEES BILLED TO THE TRUST
--------------------------------------------------------------------------------
                                        KPMG LLP                 KPMG LLP
                                       YEAR ENDED               YEAR ENDED
                                    DECEMBER 31, 2007        DECEMBER 31, 2006
--------------------------------------------------------------------------------
Audit Fees                              $42,500                   $40,500
Audit-Related Fees                        5,700                     5,400
Tax Fees                                 37,200                    28,500
All Other Fees                                0                         0
--------------------------------------------------------------------------------
Total Fees                              $85,400                   $74,400
--------------------------------------------------------------------------------

                            NON-AUDIT FEES BILLED TO
                          BABSON CAPITAL AND MASSMUTUAL
--------------------------------------------------------------------------------
                                        KPMG LLP                 KPMG LLP
                                       YEAR ENDED               YEAR ENDED
                                    DECEMBER 31, 2007        DECEMBER 31, 2006
--------------------------------------------------------------------------------
Audit-Related Fees                     $1,102,280                 $912,760
Tax Fees                                        0                        0
All Other Fees                             75,000                        0
--------------------------------------------------------------------------------
Total Fees                             $1,177,280                 $912,760
--------------------------------------------------------------------------------

The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2007 the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a preapproval policy for any such services.

The 2006 fees billed represent final 2006 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2007 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2007 Proxy Statement, but are now properly included in the 2006 fees billed to the Trust, Babson Capital, and MassMutual.


                                 OTHER BUSINESS

The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.


                               INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

Babson Capital, currently has over $95 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson

Capital has an office at 1500 Main Street in Springfield, Massachusetts 01115 and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.


                         CERTAIN ADMINISTRATIVE SERVICES

MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, Massachusetts, 01111.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust as well as certain internal documents, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2007, except (i) Michael Ross of Babson Capital and Babson Capital each inadvertently filed a late Form 3 and (ii) Roger W. Crandall made one inadvertent untimely transaction report on Form 4.


                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2009 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust, Attention:
Secretary. Proposals must be received on or before October 29, 2008, to be considered for inclusion in the Trust's proxy material for its 2009 Annual Meeting.

Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in Section 2 (a) (19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mcimailbox@massmutual. com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

                             ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone, or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

The Trust will arrange for at least one Trustee to attend its 2008 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Seven of eight of the Trust's Trustees attended the April 27, 2007 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust Shareholder of record. If a Shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. If any Shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the Shareholder's household, please contact:



Shareholder Financial Services, Inc. P.O.
Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

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22

                                  ANNUAL REPORT

The Annual Report of the Trust for its fiscal year ended December 31, 2007, including financial statements, a schedule of the Trust's investments as of such date and other data, was mailed on or about February 29, 2008, to all shareholders of record. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trust's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

                                          By order of the
                                          Board of Trustees,

                                          /s/ Rodney J. Dillman
                                          -------------------------
                                              Rodney J. Dillman

                                          VICE PRESIDENT AND SECRETARY


1500 Main Street
Springfield, Massachusetts 01115
March 24, 2008

MMCI2974

                                         ---------------------------------------
                                                      Vote By Mail:

                                         Vote, sign and date this Proxy Card and
                                           return in the postage-paid envelope

                                         ---------------------------------------

MASSMUTUAL CORPORATE INVESTORS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Rodney J. Dillman and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 2:00 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                             (If you noted any address changes above, please
                                  mark corresponding box on other side.)

                              Date ______________________________________

                             ---------------------------------------------------
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             ---------------------------------------------------
                             Signature(s) (if held jointly) (Please sign in box)

                             Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                         MASSMUTUAL CORPORATE INVESTORS

                                       Please fill in box(es) as shown using
                                       black or blue ink or number 2 pencil. |X|
                                       PLEASE DO NOT USE FINE POINT PENS.



1. ELECTION OF TRUSTEES                         For       Withhold     For All
                                                All         All        Except *
Nominees for election: (01) Michael H.           0           0            0
Brown (02) Corine T. Norgaard and (03)
Maleyne M. Syracuse for three-year
terms; and until their respective
successors are duly elected or
qualified.




--------------------------------------------------------------------------------
*To withhold authority to vote, mark "For All Except" and write the nominee's number on the line above.



2. OTHER BUSINESS

In their discretion, the proxy or
proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                       MCI kw 08